                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                         Date of Report - April 21, 2004
                                          --------------


                          CODORUS VALLEY BANCORP, INC.
                          ----------------------------
             (Exact name of registrant as specified in its charter)


       Pennsylvania               0-15536                   23-2428543
       ------------               -------                   ----------
       (State or other            (Commission File          (IRS Employer
       jurisdiction of            Number)                   Number)
       of incorporation)


   105 Leader Heights Road
   P.O. Box 2887
   York, Pennsylvania                                         17405-2887
   ------------------                                         ----------
   (Address of principal executive offices)                   (Zip code)


                                  717-747-1519
                                  ------------
               (Registrant's telephone number including area code)


                                       N/A
                                       ---
             (Former name or address, if changed since last report)




        Page 1 of 5 sequentially numbered pages in manually signed copy
                          Exhibit Index found on page 3


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                          CODORUS VALLEY BANCORP, INC.
                                    FORM 8-K



Item 7. Financial statements, pro forma financial information and exhibits.

      (c)   Exhibits

      No.   Description
      ---   -----------

      99    Press Release of Codorus Valley Bancorp, Inc. dated April 20, 2004



Item 12.  Results of Operations and Financial Condition

      On April 20, 2004, Codorus Valley Bancorp, Inc. (Codorus Valley) issued a Press Release, attached as Exhibit 99, announcing declaration of a quarterly cash dividend, a 5% stock dividend, and the results of operations, in summary form, for the period ended March 31, 2004, compared to the period ended March 31, 2003.


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Codorus Valley Bancorp, Inc.
   (Registrant)

Date:  April 21, 2004                           /s/ Larry J. Miller
---------------------                           -------------------
                                                Larry J. Miller
                                                President and Chief
                                                Executive Officer
                                                (Principal Executive Officer)

                                  EXHIBIT INDEX

                                                                     Page Number
                                                                     in Manually
Exhibit                                                          Signed Original
-------                                                          ---------------

99        Press Release of Codorus Valley Bancorp, Inc. dated
          April 20, 2004                                                 4


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